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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2006

             Commission File Number of issuing entity: 333-131607-09

                     HSI Asset Loan Obligation Trust 2006-2
                     --------------------------------------
                         (Exact name of issuing entity)

                 Commission File Number of depositor: 333-131607

                      HSI Asset Securitization Corporation
                      ------------------------------------
              (Exact name of depositor as specified in its charter)

                       HSBC Bank USA, National Association
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

              DELAWARE                                        20-2592898
----------------------------------------                ------------------------
    (State or other jurisdiction                            I.R.S. Employer
          of incorporation)                               Identification No.)

    452 Fifth Avenue, New York, NY                              10018
----------------------------------------                ------------------------
(Address of principal executive offices)                      (Zip Code)

                                 (212) 525-8119
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
           (Former name, former address, if changed since last report)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                    Information to be Included in the Report

ITEM 8.01. Other Events.

On December 28, 2006, HSI Asset Securitization Corporation, as depositor for HSI Asset Loan Obligation Trust 2006-2 (the "Trust") will cause the issuance of the Mortgage Pass-Through Certificates, Series 2006-2, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-131607) filed by the Registrant with the Securities and Exchange Commission:
Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-6, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-IO, Class I-PO, Class II-A-1, Class II-IO, Class II-PO, Class B-1, Class B-2 and Class B-3 (the "Certificates").

Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits. The following are filed as Exhibits to this Report:

          5.1  Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

          8.1 Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

          23.1 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

          23.2 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HSI Asset Securitization Corporation


                                        By:  /s/ Andrea Lenox
                                             -----------------------
                                             Name:  Andrea Lenox
                                             Title: Vice President


Dated:  December 27, 2006


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

    5.1 Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

    8.1 Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

    23.1 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

    23.2 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).